SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:

[   ] Preliminary Information Statement

[   ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(21))

[X] Definitive Information Statement

Rich Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined.):

4)	Proposed maximum aggregate value of transaction:

5)	Total Fee Paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Dated Filed:

Rich Pharmaceuticals, Inc.

9595 Wilshire Blvd. Suite 900

Beverly Hills, CA 90212

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NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

____________________

March 15, 2018

Stockholders of Rich Pharmaceuticals, Inc. (“RCHA”) with approximately 86% of the voting power of RCHA have taken action by written consent to (i) change RCHA’s state of incorporation from Nevada to Wyoming; (ii) increase the amount of authorized common stock of RCHA to 40,000,000,000 of shares of common stock, par value $0.001 per share; and (iii) approve a provision in the RCHA’s articles of incorporation to provide for action by majority written consent of the stockholders.

Stockholders of record at the close of business on February 28, 2018 will be entitled to notice of this stockholder action by written consent. Since the actions will be approved by the holders of approximately 86% of the outstanding shares of our voting stock, no proxies were or are being solicited. We anticipate that the reincorporation and the other matters discussed herein will become effective at the end of March 2018 or shortly thereafter.

/s/ Ben Chang Ben Chang Chief Executive Officer

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY.

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Rich Pharmaceuticals, Inc.

____________________

INFORMATION STATEMENT

____________________

INFORMATION CONCERNING THE ACTION BY WRITTEN CONSENT

Date and Purpose of Written Consent

On February 28, 2018, stockholders holding approximately 86% of the voting power of the company took action by written consent for the purpose of (i) changing RCHA’s state of incorporation from Nevada to Wyoming; (ii) increasing the amount of authorized common stock of RCHA to 40,000,000,000 of shares of common stock, par value $0.001 per share; and (iii) approving a provision in the RCHA’s articles of incorporation to provide for action by majority written consent of the stockholders.

Stockholders Entitled to Vote

Approval of the actions described herein requires the written consent of a majority of the outstanding stock with respect to our reincorporation as a Wyoming corporation, increasing the amount of authorized common stock of RCHA to 40,000,000,000 shares, par value $0.001 per share, and including a provision in RCHA’s articles of incorporation to provide for action by majority written consent of the stockholders.

As of February 28, 2018, there were 1,406,607,821 shares of our common stock outstanding and 6,000,000 shares of our Series A preferred stock outstanding. Holders of our common stock are entitled to one vote per share. Holders of our Series A preferred stock have voting power equal to 1000 shares of common stock. For the actions described herein, holders of our Series A preferred stock vote together with the holders of common stock as a single class. Accordingly, there are 7,002,677,821 votes outstanding voting together as a single class. Stockholders of record at the close of business on February 28, 2018, will be entitled to receive this notice and information statement.

Proxies

No proxies are being solicited.

Consents Required

Proposals 1-3 hereunder related to our reincorporation as a Wyoming corporation, increasing the amount of authorized common stock of RCHA and including a provision in RCHA’s articles of incorporation to provide for action by majority written consent of the stockholders requires the consent of the holders of a majority of the shares of common stock and Series A preferred stock, voting together as a single class.

See “Common Stock Ownership of Certain Beneficial Owners and Management.”

Information Statement Costs

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

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COMMON STOCK OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 28, 2018, information with respect to the securities holdings of (i) our officers and directors, and (ii) all persons (currently none) which, pursuant to filings with the SEC and our stock transfer records, we have reason to believe may be deemed the beneficial owner of more than five percent (5%) of the class of stock. The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Exchange Act and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who resides in the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within 60 days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on the number of shares of common stock outstanding totaling 1,406,607,821, and the number of shares of preferred stock outstanding totaling 6,000,000, adjusted individually to include all warrants held by such individual which are exercisable within 60 days of February 28, 2018 as shown below.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Common Stock (2)	Amount and Nature of Beneficial Ownership of Preferred Stock		Percent of Preferred Stock (2)
Directors and Executive Officers
Ben Chang, Chairman and President	5,185,060	(2)	0.5%	6,000,000	(3)	100%
Carole Salvador, Director	3,500,000	(4)	*
All directors and officers as a group (2 person)	8,685,060	(5)	0.866%	6,000,000	(3)	100%
5% or Greater Stockholders
---

* Less than 1 percent.

(1) Unless otherwise noted, the address is c/o Rich Pharmaceuticals, Inc., 9595 Wilshire Blvd, Suite 900, Beverly Hills, California 90212.

(2) Includes 5,028,000 options to purchase common stock which are vested as of February 28, 2018 and 157,060 shares of common stock held by Ben Chang or Imagic,LLC which is beneficially owned by Ben Chang. Percentage of class beneficially owned is calculated by dividing the amount and nature of beneficial ownership (which includes 5,028,000 options issued to Mr. Chang which are vested as of February 28, 2018) by 1,406,607,821, the total shares of common stock outstanding as of February 28, 2018 and 5,028,000 options are vested as of February 28, 2018.

(3) The Preferred Stock has 1000 to 1 voting rights over shares of common stock.

(4) Includes 3,500,000 options to purchase common stock which are vested as of February 28, 2018.

(5) Includes 8,528,000 options to purchase common stock which are vested as of February 28, 2018 and 137,566 shares of common stock held by Imagic, LLC which is beneficially owned by Ben Chang. Percentage of class beneficially owned is calculated by dividing the amount and nature of beneficial ownership (which includes 8,528,000 options issued to the beneficial holders which are vested as of February 28, 2018) by 1,406,607,821, the total shares of common stock outstanding as of February 28, 2018 and 8,528,000 options are vested as of February 28, 2018.

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PROPOSAL 1

REINCORPORATION OF THE CORPORATION FROM THE STATE OF NEVADA TO THE STATE OF WYOMING

____________________

Introduction

On February 28, 2018, the holders of approximately 86% of our voting stock have approved by written consent the reincorporation of the company from Nevada to Wyoming. The board of directors has unanimously approved the proposal. The reincorporation will be effectuated by filing articles of domestication with the Wyoming Secretary of State pursuant to 17-16-1801 of the Wyoming Business Corporation Act and by filing articles of conversion with the Nevada Secretary of State pursuant to NRS 92A.120.

The reincorporation will not result in any change to the business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the company. RCHA’s employee benefit arrangements will be continued by RCHA upon the same terms and subject to the same conditions. In management’s judgment, no presently contemplated activities of the company will be either favorably or unfavorably affected in any material respect by the reincorporation. As stockholders of our company, however, you should be aware that the corporation law of Wyoming and the corporation law of Nevada differ in a number of significant respects, including differences pertaining to the rights of stockholders. We encourage you to carefully review the discussion of some of these differences under the heading “Significant Differences between the Corporation Laws of Nevada and Wyoming.”

In the reincorporation, each issued and outstanding share of common stock and Series A Preferred Stock of RCHA will be automatically converted into and become one share of common stock and Series A Preferred Stock, as the case may be, of RCHA upon completion of the reincorporation. Upon completion of the reincorporation, RCHA as a Nevada corporate entity, will cease to exist, and RCHA will continue to operate the business of the company as a Wyoming corporation. It will not be necessary for stockholders to exchange their existing stock certificates for stock certificates of RCHA. A copy of the reincorporation, which we refer to as the “Plan of Conversion” is attached hereto as Appendix A.

We are currently governed by the Nevada Revised Statutes and our current articles of incorporation and bylaws. If the reincorporation is approved, we will be governed by the Wyoming Business Corporation Act and by a new certificate of incorporation and bylaws, which will result in certain changes in the rights of our stockholders as discussed below. Copies of the certificate of incorporation and bylaws of RCHA are attached to this proxy statement as Appendices B and C, respectively.

The reincorporation of the company in Wyoming will allow us to take advantage of certain provisions of the corporate laws of Wyoming. The purposes and effects of the proposed transaction are summarized below.

The following is a summary of the reincorporation. Because it is a summary, it does not include all of the information regarding the reincorporation and is therefore qualified in its entirety by reference to the Plan of Conversion, the articles of incorporation of RCHA, and the bylaws of RCHA attached to this information statement as Appendices A, B, and C, respectively.

Treatment of Stock Options and Warrants

Each option and warrant to purchase shares of common stock or Series A preferred stock of RCHA outstanding immediately prior to the effective time of the reincorporation will, by virtue of the reincorporation and without any action on the part of the holder thereof, be converted into and become an option or warrant to purchase, upon the same terms and conditions, the same number of shares of RCHA common stock or Series A preferred stock, as the case may be. The exercise price per share of each of the options and warrants will be equal to the exercise price per share immediately prior to the effective time of the reincorporation.

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Directors and Officers

The directors and officers of RCHA at the effective time will be the directors and officers of RCHA after the reincorporation

Effective Time of Reincorporation

Subject to the terms and conditions of the Plan of Conversion, we intend to file, as soon as practicable on or after the twentieth (20th) day after this information statement is sent to our stockholders, appropriate articles of conversion and articles of domestication with the Secretary of State of Nevada and the Secretary of State of Wyoming, respectively. The reincorporation will become effective at the time the last of such filings is completed. It is presently contemplated that such filings will be made at the end of March 2018 or shortly thereafter.

Exchange of Stock Certificates

On or after the effective time of the reincorporation, all of the outstanding certificates that, prior to that time, represented shares of common stock and Series A preferred stock of RCHA will be deemed for all purposes to evidence ownership and to represent the same number of shares of common stock or Series A preferred stock, as the case may be, of RCHA into which such shares are converted in the reincorporation (other than shares as to which the holder thereof has properly exercised dissenters’ rights under Nevada law). The registered owner of any such outstanding stock certificate will, until such certificate will have been surrendered for transfer or conversion or otherwise accounted for to RCHA, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of common stock or Series A preferred stock, as the case may be, of RCHA evidenced by such outstanding certificate. After the effective time of the reincorporation, whenever certificates which formerly represented shares of RCHA are presented for transfer or conversion, RCHA will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of common stock or Series A preferred stock, as the case may be, of RCHA.

Shares of RCHA’s common stock will be quoted on the OTC Pink, where shares of RCHA’s common stock are presently quoted.

You are not required to exchange your stock certificates for RCHA stock certificates, although you may do so if you wish.

Principal Reasons for Changing Our State of Incorporation

The board of directors believes that the reincorporation of our company under the laws of the State of Wyoming will provide flexibility for both our management and business. For many years, Wyoming has followed a policy of encouraging incorporation in Wyoming and, in furtherance of that policy, has adopted comprehensive, modern, and flexible corporate laws that are periodically updated and revised to meet changing business needs. Wyoming allows an unlimited number of shares to be authorized in a corporation’s articles of incorporation and charges a low annual report license tax that is not tied to the number of shares a corporation is authorized to issue.

In contrast, the Nevada Revised Statutes, to which RCHA is currently subject, imposes a high annual business license fee and an annual list fee. The Nevada annual list fee, in contrast to the fees charged in Wyoming, is calculated based on the value of the corporation’s authorized stock.

Under Wyoming’s flexible laws, management will not have to spend time and resources filing articles of amendment to increase the corporation’s authorized shares. Further, management will be able to reduce annual state filing fees that would otherwise be contingent on the number of the corporation’s authorized shares.

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Effects of Reincorporation in Wyoming

Change in Authorized Capital

At present, the company’s articles of incorporation, as amended, authorize the issuance of 2,000,000,000 shares of common stock, $0.001 par value and 10,000,000 shares of preferred stock, $0.001 par value. The articles of incorporation of RCHA in Wyoming authorizes the issuance of 40,000,000,000 shares of common stock, $0.001 par value and 10,000,000 shares of preferred stock, $0.001 par value. Like our prior articles of incorporation, the articles of incorporation of RCHA in Wyoming provides that the preferred stock may be issued in one or more series, that RCHA’s board of directors is authorized to fix the number of shares of any series of preferred stock to determine the designation of such series, and to determine the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred stock.

Description of common stock

All outstanding shares of RCHA common stock are fully paid and nonassessable. Each share of the outstanding RCHA common stock is entitled to participate equally in dividends as and when declared by the board of directors and is entitled to participate equally in any distribution of net assets made to the stockholders upon liquidation of the company. There are no redemption, sinking fund, conversion, or preemptive rights with respect to the RCHA common stock. The holders of the company’s common stock are entitled to one vote for each share held of record on all matters voted upon by stockholders and may not cumulate votes for the election of directors. The company has not declared or paid any cash dividends on its common stock since its inception and does not intend to pay any dividends for the foreseeable future.

Under the terms of the Plan of Conversion, each outstanding share of RCHA common stock will convert to one share of RCHA common stock, and the shares of RCHA common stock will also possess the characteristics of the RCHA common stock that are described above.

Description of preferred stock

RCHA has designated 6,000,000 shares of its preferred stock as Series A preferred stock. Each share of Series A preferred stock has the right to cast one hundred (1000) votes for each one (1) share held of record on all matters submitted to a vote of holders of our common stock, including the election of directors, and all other matters as required by law. There is no right to cumulative voting in the election of directors. The holders of Series A Preferred Stock shall vote together with all other classes and series of common stock of the Corporation as a single class on all actions to be taken by the common stock holders of the Corporation, except to the extent that voting as a separate class or series is required by law and cannot be modified.

Outstanding Shares of Stock

As of February 28, 2018, 1,406,607,821 shares of the company’s common stock and 6,000,000 shares of the company’s Series A preferred stock were issued and outstanding.

Articles of Incorporation and Bylaws to be in Effect After the Reincorporation

Following the reincorporation, we will be subject to the articles of incorporation and bylaws of RCHA in Wyoming. A copy of the articles of incorporation of RCHA is attached to this information statement as Appendix B, and a copy of the bylaws of RCHA is attached to this information statement as Appendix C. Approval of the reincorporation by our stockholders will automatically result in the adoption of the certificate of incorporation and bylaws of RCHA.

Significant Differences Between the Corporation Laws of Nevada and Wyoming

The rights and preferences of our stockholders are presently governed by the Nevada Revised Statutes. Upon the reincorporation of our company under the laws of the State of Wyoming, the rights and preferences of our stockholders will be governed by the Wyoming Business Corporation Act. Although Wyoming and Nevada corporation laws currently in effect are similar in many respects, certain differences will affect the rights of our stockholders if the reincorporation is completed. The following discussion summarizes the primary differences considered by management to be significant and is qualified in its entirety by reference to the full text of the Nevada Revised Statutes and Wyoming Business Corporation Act.

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Stockholder Voting

Under both Nevada law and Wyoming law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation’s property or assets other than in the usual and regular course of business, mergers and consolidations, and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In certain cases, the affirmative vote of the holders of at least a majority of the shares of each class of shares entitled to vote as a class may be required to effectuate the proposed action.

Authorized Shares

Under Nevada Law, a corporation is required to state in its articles of incorporation the number of shares the corporation is authorized to issue and, if more than one class of stock is authorized, the classes, the series and the number of shares of each class or series which the corporation is authorized to issue, unless the articles authorize the board of directors to fix and determine in a resolution the classes, series and numbers of each class or series. RCHA’s Nevada articles of incorporation authorize the issuance of 2,000,000,000 shares of common stock, $0.001 par value and 10,000,000 shares of preferred stock, $0.001 par value.

Under Wyoming law, the articles of incorporation may authorize an unlimited amount of shares of each class and series that the corporation is authorized to issue. If more than one class or series of shares is authorized, the articles of incorporation shall prescribe a distinguishing designation for each class or series, and shall prescribe, prior to the issuance of shares of a class or series, the terms, including preferences, rights and limitations of that class or series.  Except to the extent varied as permitted by Wyoming law, all shares of a class or series shall have terms, including preferences, rights, and limitations that are identical with those of other shares of the same class or series. RCHA’s Wyoming articles of incorporation authorize the issuance of 40,000,000,000 shares of common stock, $0.001 par value and 10,000,000 shares of preferred stock, $0.001 par value.

Appraisal Rights in Connection with Corporate Reorganizations and Other Actions

Under Nevada law and Wyoming law, stockholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by the corporation or by a court in the event a dissenting stockholder does not agree with the fair value established by the corporation.

Nevada law, in general, entitles a stockholder to dissent from, and to obtain payment of the fair market value of his, her or its shares, upon: (i) certain acquisitions of a controlling interest in the corporation; (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent; (iii) a plan of exchange in which the corporation is a party; or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

Under Wyoming law, a stockholder is generally entitled to appraisal rights, and to obtain payment of the fair value of his shares in the event of any of the following corporate actions: (i) consummation of a plan of merger or consolidation in which stockholder approval is required or where the corporation is a subsidiary that is merged with its parent; (ii) consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the stockholder is entitled to vote on the exchange; (iii) certain dispositions of assets if the stockholder is entitled to vote on such disposition; (iv) certain amendments to the articles of incorporation; (v) any amendment to the articles of incorporation, merger, share exchange, or disposition of assets if specifically provided for in the articles of incorporation, bylaws, or resolution of the board of directors; (vi) a transfer or domestication if the stockholder does not receive shares in the foreign corporation resulting from the transfer or domestication that have terms as favorable to the stockholder in all material respects, and represent at least the same percentage interest of the total voting rights of the outstanding shares of the corporation, as the shares held by the stockholder before the transfer or domestication; (vii) a conversion of the corporation to nonprofit status; or (viii) a conversion of the corporation to an unincorporated entity.

In Nevada and Wyoming, a court in an appraisal proceeding may assess the costs of the proceeding against the corporation, except that the court may assess costs against all or some of the stockholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds the stockholders demanding appraisal rights acted arbitrarily, vexatiously, or not in good faith.

Neither the articles of incorporation of RCHA Nevada nor the articles of incorporation RCHA Wyoming modify the statutory appraisal rights provided in Nevada and Wyoming law.

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Action by Stockholders Without a Meeting

Under Nevada law, unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Under Wyoming law, an action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting if the action is taken by all stockholders entitled to vote on the action. Wyoming law also allows a corporation’s articles of incorporation to provide that any action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting, and without prior notice, if consents in writing setting the forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at the meeting at which all shares entitled to vote on the action were presented and voted.

The articles of incorporation and bylaws of RCHA Nevada do not limit the stockholders’ ability to act without a meeting. RCHA’s Wyoming articles of incorporation permit the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at the meeting at which all shares entitled to vote on the action were presented and voted to act without a meeting.

Action by Directors Without a Meeting

Nevada law permits directors to take unanimous written action without a meeting in an action otherwise required or permitted to be taken at a board meeting. Wyoming law permits directors to take written action without a meeting in an action otherwise required or permitted to be taken at a board meeting, provided that if such written consent is taken by less than unanimous written consent of the directors, the corporation shall give the nonconsenting or nonvoting directors written notice of the action not more than ten (10) days after written consents sufficient to take the action have been delivered to the corporation.

Conflicts of Interest

Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if: (i) the director’s or officer’s interest in the contract or transaction is known to the board of directors, and the transaction is approved or ratified by the board of directors in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer); (ii) the director’s or officer’s interest in the contract or transaction is known to the stockholders, and the transaction is approved or ratified by a majority of the stockholders holding a majority of voting power; (iii) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board of directors; or (iv) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Wyoming law, in general, provides that a transaction with the corporation in which a director of the corporation has a direct or indirect interest is not voidable if the transaction was fair at the time it was entered into. A director is deemed to have an indirect interest in a transaction if (i) another entity in which the director has a material interest or in which the director is a general partner is party to the transaction or (ii) another entity of which the director is a director, officer, or trustee is a party to the transaction.

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Directors’ Standard of Care and Personal Liability

Nevada law provides that a director must discharge his or her duties in good faith and with a view to the interests of the corporation. In discharging his or her duties, a director is entitled to rely on information, opinions, reports, books of account or statements, including financial statements and other financial data, that are prepared or presented by: (i) one or more directors, officers, or employees of the corporation reasonably believed to be reliable and competent in the matters prepared or presented; (ii) counsel, public accountants, financial advisers, valuation advisers, investment bankers, or other persons as to matters reasonably believed to be within the preparer’s or presenter’s professional or expert competence; or (iii) a committee on which the director or officer relying thereon does not serve, as to matters within the committee’s designated authority and matters on which the committee is reasonably believed to merit confidence. A director or officer is not entitled to rely on such information, opinions, reports, books of account, or statements if the director or officer has knowledge concerning the matter in question that would cause reliance thereon to be unwarranted.

Under Nevada law, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud, or a knowing violation of law.

Under Wyoming law, a director, when discharging his or her duties, must act in good faith and in a manner he or she reasonably believes to be in or at least not opposed to the best interests of the corporation.  The members of the board of directors or a committee of the board, when becoming informed in connection with their decision making function or devoting attention to their oversight function, are required to discharge their duties with the care that a person in a like position would reasonably believe appropriate under similar circumstances. In discharging his or her duties, a director is entitled to rely on: (i) officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the functions performed or the information, opinions, reports, or statements provided; (ii) legal counsel, public accountants, or other person retained by the corporation as to matters involving skills or expertise the director reasonably believes are matters (a) within the person’s professional or expert competence or (b) as to which the particular person merits confidence; or (iii) a committee of the board of directors of which he or she is not a member if the director reasonably believes the committee merits confidence.

In general, Wyoming law provides that a director shall not be liable to the corporation or its stockholders for any decision to take or not to take action, or any failure to take any action including abstaining from voting after full disclosure, as a director, unless the party asserting liability in a proceeding establishes the following: (i) that certain enumerated defenses to liability were not asserted, including a provision in the articles of incorporation limiting liability in the manner allowed by Wyoming law; and (ii) the challenged conduct consisted or was the result of (a) an action not in good faith, (b) a decision which the director did not reasonably believe to be in or at least not opposed to the best interests of the corporation, (c) lack of objectivity or lack of independence, due to familial, financial, or business relationships, (d) failure to devote timely attention to the business and affairs of the corporation, or (e) receipt of an improper financial benefit.

Limitation or Elimination of Director’s Personal Liability

Nevada law provides that directors shall not be personally liable to a corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) for authorizing a distribution that is unlawful under Nevada law, or (iv) for any transaction from which the director derived an improper personal benefit. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

Wyoming law provides that directors shall not be personally liable to a corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for receipt of a financial benefit to which he is not entitled, (ii) for an intentional infliction of harm on the corporation or its stockholders, (iii) for participating in unlawful distributions to stockholders, or (iv) for an intentional violation of criminal law. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

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Indemnification

Under both Wyoming and Nevada law, a corporation may indemnify any person who was or is threatened to be made a party to an action, including an action by or in the right of the corporation, because the person is or was a director, officer, employee or agent of the corporation or is or was serving in such capacity in another entity at the request of the corporation, against expenses, judgments, fines and amounts paid in settlement, if the person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and with respect to any criminal action or proceeding had no reasonable cause to believe his action was unlawful.

RCHA Nevada and RCHA Wyoming, in their respective articles of incorporation, indemnify their officers and directors a manner consistent with applicable statutory law.

Classified Board of Directors

Nevada law permits a corporation to classify its board of directors if at least one-fourth of the total number of directors is elected annually.

Under Wyoming law, the articles of incorporation may provide for staggering the terms of directors dividing the total number of directors into two or three groups with each group containing one-half (1/2) or one-third (1/3) of the total, as near as may be practicable.

Neither the articles of incorporation of RCHA Nevada nor RCHA Wyoming provide for a classified or staggered board of directors.

Cumulative Voting For Directors

Both Wyoming and Nevada law permit a corporation to specify in its articles whether cumulative voting exists. Our current articles of incorporation do not provide for cumulative voting and our new articles of incorporation in Wyoming also will not provide for cumulative voting.

Removal of Directors

Under Nevada law, a director may be removed by the affirmative vote of two-thirds of the shares eligible to vote, unless the articles of incorporation provide for a greater number of affirmative votes. All vacancies, including those caused by increasing the number of directors, may be filled by a majority vote of the remaining directors, regardless of whether the remaining directors constitute a quorum, unless otherwise provided in the articles of incorporation.

In the case of a corporation whose board is classified, Wyoming law provides that directors may be removed only for cause unless the charter documents provide otherwise. If the corporation’s board is not classified and the charter documents do not provide otherwise, Wyoming law provides that directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

Vacancies on Board of Directors

Under both Nevada and Wyoming law, unless the articles of incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors: (i) the stockholders may fill the vacancy; (ii) the board of directors may fill the vacancy; or (iii) if the directors remaining in office constitute fewer than a quorum of the board of directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If the vacant office was held by a director elected by a voting group of stockholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the stockholders. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date, may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

The bylaws of both RCHA Nevada and RCHA Wyoming provide that any vacancy in the board of directors shall be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the board of directors, or at a special meeting of the stockholders called for that purpose.

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Annual Meetings of Stockholders

Under Nevada law, unless directors are elected by written consent, or unless the articles of incorporation or the bylaws require more than a plurality of the votes cast, directors of every corporation must be elected at the annual meeting of the stockholders by a plurality of the votes cast at the election. Generally, unless otherwise provided in the bylaws, the board of directors has the authority to set the date, time, and place for the annual meeting of the stockholders. If for any reason directors are not elected by written consent or at the annual meeting of the stockholders, they may be elected at any special meeting of the stockholders which is called and held for that purpose.

Unless directors are elected by written consent, Wyoming law provides for annual meetings of stockholders at the time stated in or fixed in accordance with the bylaws. The failure to hold an annual meeting at the time stated in or fixed in accordance with a corporation’s bylaws does not affect the validity of any corporate action.

The bylaws of RCHA Nevada and RCHA Wyoming provide that the regular meeting of the board of directors shall be held immediately after and at the same place as the annual meeting of the stockholders or a special meeting of stockholders at which a director or directors shall have been elected. The board of directors is also permitted to provide by resolution the time and place for the holding of additional regular meetings.

Special Meetings of Stockholders

Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws, the entire Board, any two directors, or the president may call special meetings of the stockholders and directors.

Under Wyoming law, a corporation shall hold a special meeting of the stockholders: (i) on call of its board of directors or the person or persons authorized to do so by the articles of incorporation or bylaws; or (ii) if the holders of at least ten percent (10%) of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the corporation one or more written demands for the meeting describing the purpose or purposes for which it is to be held, provided that the articles of incorporation may fix a lower percentage or a higher percentage not exceeding twenty-five percent (25%) of all the votes entitled to be cast on any issue proposed to be considered.

The bylaws of RCHA Nevada provide that special meetings of the stockholders for any purpose or purpose may be called by the president, the board of directors, or the holders of ten-percent (10%) or more of all the shares entitled to vote at such meeting.

The bylaws of RCHA provide that special meetings of the stockholders for any purpose or purpose may be called by the chairman of the board, the chief executive officer or the president, or the holders of ten-percent (10%) or more of all the shares entitled to vote at such meeting.

Place of Meetings

Nevada law provides meetings of stockholders may be held at such place, either within or outside the State of Nevada, as the directors may determine from time to time.

Wyoming law provides that meetings of stockholders may be held at such place, either within or outside the State of Wyoming, as may be provided in the bylaws of the corporation. In the absence of such provisions in the bylaws, all meetings shall be held at the principal office of the corporation in the State of Wyoming.

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Inspection of Stockholder Lists

Under Nevada law, any person who has been a stockholder of record of a corporation for at least six (6) months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least five percent (5%) of all of its outstanding shares, upon at least five (5) days’ written demand is entitled to inspect in person or by agent or attorney, during usual business hours, the corporation’s stock ledger and make copies therefrom.

Under Wyoming law, a stockholder may inspect a stockholders’ list two (2) business days after notice of a stockholders meeting is given for which the list was prepared and continuing through the meeting, at the corporation’s principal office or at a place identified in the meeting notice in the city where the meeting will be held. The corporation shall make the stockholders’ list available at the meeting, and any stockholder, his agent, or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

Amendment of the Articles of Incorporation

Under Nevada Law, substantive changes to the articles of incorporation require the approval of a simple majority of the outstanding stock of the corporation entitled to vote. The type of amendments contemplated in this category include a change of the name of the corporation, changes to the authorized capital of the corporation and alterations to or creation of special rights and restrictions attached to shares of the corporation.

Under Wyoming law, substantive changes to the articles of incorporation must be approved by the holders of a majority of the shares entitled to vote unless otherwise provided in the corporation’s articles of incorporation. The types of amendments contemplated in this category include, but are not restricted to, a change of the name of the corporation, changes to the authorized capital of the corporation and alterations to or creation of special rights and restrictions attached to shares of the corporation.

Amendment of the Bylaws

Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend, or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend, or repeal bylaws exclusively to the directors.

Wyoming law allows a corporation’s board of directors to amend or repeal the corporation’s bylaws unless: (i) the articles of incorporation reserves this power exclusively to the stockholders in whole or part; or (ii) the stockholders in amending, repealing, or adopting a bylaw provide expressly that the board of directors may not amend, repeal, or reinstate the bylaw.

The bylaws of RCHA Nevada and RCHA Wyoming provide that the bylaws of each respective corporation may be altered, amended, or repealed by a majority of the board of directors.

Proxies

Under Nevada law, a proxy is effective only for a period of six months from the date of its creation, unless it is coupled with an interest or unless otherwise provided by the stockholder in the proxy, which duration may not exceed seven years. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power.

Under Wyoming law, proxy is effective for eleven (11) months unless a longer period is expressly provided in the appointment form. A proxy is revocable unless the appointment form or electronic transmission states that it is irrevocable and the appointment is coupled with an interest; such irrevocable proxy is revoked when the interest with which it is coupled is extinguished.

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Preemptive Rights

Under Nevada and Wyoming law, stockholders of a corporation do not have a preemptive right to acquire the corporation’s unissued shares except to the extent the articles of incorporation so provide. The respective articles of incorporation of RCHA Nevada and RCHA Wyoming do not provide for preemptive rights.

Dividends

Both Nevada and Wyoming law provide that unless the articles of incorporation provide otherwise, shares may be issued pro rata and without consideration to the corporation’s stockholders or to the stockholders of one (1) or more classes or series. An issuance of shares under these provisions is a share dividend. Shares of one (1) class or series may not be issued as a share dividend in respect of shares of another class or series unless (i) the articles of incorporation so authorizes; (ii) a majority of the votes entitled to be cast by the class or series to be issued approve the issue; or (iii) there are no outstanding shares of the class or series to be issued. If the board of directors does not fix the record date for determining stockholders entitled to a share dividend, it is the date the board of directors authorizes the share dividend.

Distributions to Stockholders

Under Nevada law, except as otherwise provided in the articles of incorporation, the board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. A distribution may be made, among other ways, by purchase, redemption, or other acquisition of the corporation’s shares.

Under Wyoming law, the board of directors may authorize and the corporation may make distributions to its stockholders, provided that, no distribution may be made if, after giving it effect: the corporation would not be able to pay its debts as they become due in the usual course of business; or the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. A corporation may make a distribution, among other ways, by: (i) the purchase, redemption, or other acquisition of the corporation’s shares; or (ii) the distribution of indebtedness.

The respective articles of incorporation of RCHA Nevada and RCHA Wyoming do not modify the applicable statutory rules regarding distributions to stockholders.

Dissolution

Nevada law provides that a corporation may be voluntarily dissolved upon the directors’ approval of and recommendation to the stockholders to dissolve and approval by the stockholders entitled to vote on such dissolution.

Wyoming law allows the board of directors to propose dissolution to the stockholders of the corporation. For the proposal to dissolve to be adopted: (i) the board of directors shall recommend dissolution to the stockholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the stockholders; and (ii) the stockholders entitled to vote shall approve the proposal to dissolve. Unless the articles of incorporation or the board of directors require a greater vote or a vote by voting groups, adoption of the proposal to dissolve shall require the approval of the stockholders at a meeting at which a quorum consisting of at least a majority of the votes entitled to be cast exists.

Wyoming law also provides that a court may dissolve a corporation in an action by a stockholder where any of the following have occurred: (i) the directors are deadlocked in the management of the corporate affairs, the stockholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the stockholders generally, because of the deadlock; (ii) the directors or those in control of the corporation have acted, are acting, or will act in a manner that is illegal, oppressive, or fraudulent; (iii) the stockholders are deadlocked in voting power and have failed, for a period that includes at least two (2) consecutive annual meeting dates, to elect successors to directors whose terms have expired; or (iv) the corporate assets are being misapplied or wasted.

Wyoming law further provides that a court may dissolve a corporation in a proceeding brought by the attorney general if it establishes that the corporation obtained its articles of incorporation through fraud or the corporation has continued to exceed or abuse the authority conferred upon it by law.

Nevada law does not have a comparable statute with respect to judicial dissolutions.

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Anti-Take Over Provisions

Nevada law prohibits a “resident domestic corporations” (i.e. a domestic corporation that has more than 200 stockholders of record) from engaging in a “combination” with an “interested stockholder” for two (2) years following the date that such person becomes an interested stockholder and places certain restrictions on such combinations even after the expiration of the two-year period. With certain exceptions, an interested stockholder is a person or group that owns ten-percent (10%) or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of ten-percent (10%) or more of such voting stock at any time within the previous two years. A Nevada corporation may elect not to be governed by this provision in its articles of incorporation. RCHA has not opted out of this provision in its articles of incorporation.

Wyoming law prohibits a “qualified corporation” from engaging in a “combination” with an “interested stockholder” for three (3) years following the date that such person becomes an interested stockholder and places certain restrictions on such combinations even after the expiration of the three-year period. A “qualified corporation” is large publicly traded corporation (i.e. more than $10 million in assets), incorporated in Wyoming and which has “substantial business operations” in Wyoming (as set forth in the Wyoming Statutes) With certain exceptions, an interested stockholder is a person or group that owns fifteen-percent (15%) or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of fifteen-percent (15%) or more of such voting stock at any time within the previous two years. A Wyoming corporation may elect not to be governed by this provision by either a specific provision in in its articles of incorporation or a statement in its bylaws that it elects not to be subject to these restrictions. RCHA’s bylaws include a statement that it elects not to be subject to these restrictions.

Nevada law contains provisions relating to “issuing corporations” (an entity with more than 200 record stockholders and 100 of such record stockholders are Nevada residents) that provide that an acquiring person shall only obtain voting rights in the “control shares” purchased by such person to the extent approved by the other stockholders at a meeting. Wyoming has similar provisions for “qualified corporations.” With certain exceptions, an acquiring person is one who acquires or offers to acquire a “controlling interest” in the corporation, defined as one-fifth or more of the voting power. Control shares include not only shares acquired or offered to be acquired in connection with the acquisition of a controlling interest, but also all shares acquired by the acquiring person within the preceding 90 days. The Nevada and Wyoming statutes cover not only the acquiring person but also any persons acting in association with the acquiring person. Nevada and Wyoming permit a corporation to elect not to be governed by these provisions in the same manner set forth above. RCHA Nevada and RCHA Wyoming have opted out of this provision in its respective articles of incorporation. RCHA’s bylaws include a statement that it elects not to be subject to these restrictions.

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Federal Income Tax Consequences of the Reincorporation

The reincorporation as a Wyoming corporation is intended to be tax free under the Internal Revenue Code. Accordingly, you will recognize no gain or loss for federal income tax purposes as a result of the completion of the reincorporation. You will have a tax basis in your shares of capital stock of RCHA Nevada equal to your tax basis in your shares of capital stock of RCHA Wyoming. Provided that you have held your shares of capital stock of RCHA Nevada as a capital asset, your holding period for the shares of capital stock of RCHA Wyoming will include the holding period of your shares of capital stock of RCHA. Neither we nor RCHA will recognize any gain or loss for federal income tax purposes as a result of the reincorporation, and RCHA will succeed, without adjustment, to our tax attributes.

You should consult your own tax advisers as to the particular tax consequences to you of the reincorporation under state, local or foreign tax laws.

Dissenters’ Rights

Under Nevada Law Section 92A.380, you, the Corporation’s stockholder, have the right to dissent from the reincorporation merger and demand payment of the fair value of your shares of the Corporation’s capital stock and are urged to read the full text of the Nevada dissenters’ rights statute, which is reprinted in its entirety and attached as Exhibit A to Appendix D hereto. Under Nevada Law, “fair value” is defined with respects to dissenter's shares, as “the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

The following is a brief summary of the relevant portions of Nevada Law Sections 92A.300 to 92A.500, attached hereto in its entirety as Exhibit A to Appendix D to this Information Statement, which sets forth the procedure for exercising dissenters’ rights with respect to the change in domicile and demanding statutory appraisal rights. This discussion and Exhibit A to Appendix D should be reviewed carefully by you if you wish to exercise statutory dissenters’ rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenters’ rights statute may result in a termination or waiver of dissenters’ rights under the Nevada dissenters’ rights statute. If you elect to assert dissenters’ rights in connection with the reincorporation merger, you must comply with the following procedures:

Notice of Dissenters Rights

Included with this Information Statement as Appendix D is a notice of dissenters rights, which notice states where demand for payment must be sent and where share certificates shall be deposited, among other information. In accordance with the notice, the dissenting stockholder must make a written demand on us on or before February __, 2018 for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

Payment of Fair Value

Within 30 days after the receipt of demand for the fair value of the dissenters’ shares (a form of which is attached as Schedule I to Appendix D), we will pay each dissenter who complied with the required procedures the amount it estimates to be the fair value of the dissenters’ shares, plus accrued interest. Additionally, we shall mail to each dissenting stockholder a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters’ right to demand payment of fair value under Nevada law, and a copy of the relevant provisions of Nevada law.

Petition to Court to Determine Fair Value

A dissenting stockholder, within thirty (30) days following receipt of payment for the shares, may send us a notice containing such stockholder’s own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to our payment of fair value to such stockholder. If a demand for payment remains unsettled, we will petition the court to determine fair value and accrued interest. If we fail to commence an action within sixty (60) days following the receipt of the stockholder’s demand, we will pay to the stockholder the amount demanded by the stockholder in the stockholder's notice containing the stockholder’s estimate of fair value and accrued interest.

All dissenting stockholders, whether residents of Nevada or not, must be made parties to the action and the court will render judgment for the fair value of their shares. Each party must be served with the petition. The judgment shall include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid. If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious, or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder. Otherwise the costs and expenses of bringing the action will be determined by the court. In addition, reasonable fees and expenses of counsel and experts may be assessed against us if the court finds that it did not substantially comply with the requirements of the Nevada dissenters’ rights statute or that it acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under Nevada law.

If you fail to comply fully with the statutory procedure summarized above, you will forfeit your right to dissent.

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PROPOSAL 2

INCREASING THE AMOUNT OF AUTHORIZED COMMON STOCK IN RCHA ARTICLES OF INCORPORATION

TO 40,000,000,000 SHARES, PAR VALUE $0.001 PER SHARE

Introduction

On February 28, 2018, our board of directors unanimously adopted, and our shareholders holding approximately 86% of the outstanding of our voting stock adopted a resolution approving the provision in the RCHA articles of incorporation authorizing an increase in the authorized number of shares of common stock from 2,000,000,000 shares to 40,000,000,000 shares, par value $0.001 per share.

Principal Reasons to Increase the Authorized Common Stock

Our Board of Directors has determined that it is in our best interest to increase the number of authorized shares of Common Stock. The Board of Directors believes that the Amendment will provide us with greater flexibility by increasing our authorized capital to allow us to issue additional shares of Common Stock as the Board of Directors deems necessary or advisable.

We have outstanding options and warrants to purchase 30,000,000 shares of our Common Stock. As such, we would need 30,000,000 authorized shares of Common Stock available for the exercise of these derivative securities.

We are also required to reserve sufficient shares of Common Stock for issuance upon conversion or exercise of our outstanding convertible debt securities. We have outstanding convertible debt that may convert into 22,889,152,853 shares of our Common Stock. As such, we would need 22,889,152,853 authorized shares of Common Stock available for the conversion of this debt.

Finally, we plan to adopt a stock incentive plan to foster and promote our long-term financial success and increase stockholder value by motivating performance through incentive compensation to employees, officers, directors and consultants. We have not yet set a number of shares to reserve under the plan, but we anticipate it will be approximately 600,000,000 shares of common stock.

As a result, our current authorized shares of 2,000,000,000 is insufficient to cover the estimated 23,519,152,853 shares of common stock necessary for issuance upon exercise or conversion of our stock options and warrants, convertible debt and issuances under the equity line and stock incentive plan.

Consequently, the amendment to increase our authorized shares of common stock is necessary in order to validly issue shares of common stock upon the conversion or exercise of these securities and to provide for the line of credit. In addition, the amendment to increase our authorized common stock will provide us with additional authorized but unissued shares for general corporate purposes, including raising additional capital through equity and/or convertible debt financings, issuances pursuant to a new stock incentive plans for employees, directors and consultants and possible future acquisitions. However, aside from the shares of common stock that we are required to be made available upon the exercise or conversion of the above-mentioned outstanding options, warrants and convertible debt, and the shares of common stock that we will need to issue under the equity line and any new stock incentive plans, we have no present plans, arrangements, understandings or obligations to issue any of the newly authorized shares.

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The Board of Directors believes that an increase in the total number of shares of authorized common stock will give us greater flexibility in responding quickly to advantageous financing and business opportunities that involve the direct or indirect issuance of additional shares of common stock and attracting and retaining key personnel through the issuance of stock incentive awards. The amendment to increase our authorized common stock will not have any immediate effect on the rights of existing stockholders. However, our Board of Directors will have the authority to issue authorized common stock or other securities convertible into or exercisable or exchangeable for common stock without requiring future stockholder approval of such issuances, except as may be required by our Articles of Incorporation or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by our stockholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of our company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company. The Board of Directors is not currently aware of any attempt to take over or acquire our company. While it may be deemed to have potential anti-takeover effects, the amendment is not prompted by any specific effort or takeover threat currently perceived by management.

One of the effects of the increase in authorized share capital, if adopted, however, may be to enable the Board to render it more difficult to or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board would, unless prohibited by applicable law, have additional shares of Common Stock available to effect transactions (including private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action, however, could discourage an acquisition of the Company, which the stockholders of the Company might view as desirable.

Effect on Outstanding Common Stock

The additional shares of Common Stock authorized by the Amendment will have the same privileges as the shares of Common Stock currently authorized and issued. Stockholders do not have preemptive rights under our Articles of Incorporation and will not have such rights with respect to the additional authorized shares of Common Stock. The increase in authorized shares would not affect the terms or rights of holders of existing shares of Common Stock. All outstanding shares of Common Stock will continue to have one vote per share on all matters to be voted on by our stockholders, including the election of directors.

The issuance of any additional shares of Common Stock may, depending on the circumstances under which those shares are issued, reduce stockholders’ equity per share and, unless additional shares are issued to all stockholders on a pro rata basis, will reduce the percentage ownership of Common Stock of existing stockholders. In addition, if our Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders. We expect, however, to receive consideration for any additional shares of Common Stock issued, thereby reducing or eliminating any adverse economic effect to each stockholder of such dilution.

The Amendment will not otherwise alter or modify the rights, preferences, privileges or restrictions of the Common Stock.

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Interests of Certain Persons in the Action

Ben Chang, the Company’s officer and director, has an interest in the Amendment, as well as certain holders of convertible debt in our Company as a result of their ownership of shares of our outstanding Preferred Stock and Common Stock, as set forth in the section below entitled “Security Ownership of Certain Beneficial Owners and Management.” However, we do not believe that these shareholders have interests in the Amendment that are different from or greater than those of any other of our stockholders.

Anti-Takeover Effects

Although the Amendment is not motivated by anti-takeover concerns and is not considered by our Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board of Directors to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board of Directors determines is not in our best interests, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, the issuance of Common Stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the Company, may discourage bids for our Common Stock at a premium over the prevailing market price and may adversely affect the market price of our Common Stock. As a result, increasing the authorized number of shares of our Common Stock could render more difficult and less likely a hostile takeover, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the Company or of any present attempt to acquire a large block of our Common Stock.

Effective Time

Subject to the terms and conditions of the Plan of Conversion, we intend to file, as soon as practicable on or after the twentieth (20th) day after this information statement is sent to our stockholders, appropriate articles with the Secretary of State of Nevada and the Secretary of State of Wyoming. The reincorporation including the increase of the authorized common stock will become effective at the time the last of such filings is completed. It is presently contemplated that such filings will be made at the end of March 2018 or shortly thereafter.

PROPOSAL 3

APPROVAL OF PROVISION IN RCHA ARTICLES OF INCORPORATION

TO ALLOW FOR SHAREHOLDER ACTIONS BY MAJORITY WRITTEN CONSENT

Introduction

On February 28, 2018, our board of directors unanimously adopted, and our shareholders holding approximately 86% of the outstanding of our voting stock adopted a resolution to provide for shareholder action by majority written consent in RCHA’s articles of incorporation which provides for shareholders to take action by majority written consent.

Principal Reasons for Proving for Shareholder Actions by Majority Written Consent

The Board of Directors believes that providing for a provision in the RCHA articles of incorporation that allows shareholders to take action by majority written consent is advisable and in the best interests of the Corporation and our shareholders. RCHA Nevada’s articles of incorporation do not contain this provision because the Nevada Revised Statutes provide that stockholders are entitled to take action by majority written consent unless otherwise specified in the articles or bylaws. However, Wyoming laws requires unanimous written consent of stockholders, unless the corporation’s articles of incorporation specifically provide that such actions can be approved by majority written consent. This provision merely provides RCHA Wyoming stockholders with the same rights they had under RCHA Nevada. In addition, in most instances, the number of votes that would be required to authorize or take corporate action at a meeting would be the majority of the then-outstanding number of shares entitled to vote on a matter. Thus, this provision makes it easier for the Corporation’s shareholders to approve actions of their own accord without the time and expense required to call a shareholders meeting

The holders of the Corporation’s common stock are not entitled to dissenters’ rights in connection with the approval of the provision allowing for actions by shareholder consent RCHA’s articles of incorporation, however, they are entitled to dissenters’ rights in connection with the Reincorporation described in Proposal 1.

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Effective Time

Subject to the terms and conditions of the Plan of Conversion, we intend to file, as soon as practicable on or after the twentieth (20th) day after this information statement is sent to our stockholders, appropriate articles of merger with the Secretary of State of Nevada and the Secretary of State of Wyoming. The reincorporation including the approval of the provision in RCHA’s articles of incorporation to allow for shareholder actions by majority written consent will become effective at the time the last of such filings is completed. It is presently contemplated that such filings will be made at the end of March 2018 or shortly thereafter.

By Order of the Board of Directors /s/ Ben Chang Ben Chang Chairman of the Board, Chief Executive Officer, and Chief Financial Officer

March 15, 2018

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APPENDIX A

PLAN OF CONVERSION

____________________________

PLAN OF CONVERSION

OF

Rich Pharmaceuticals, Inc., A NEVADA CORPORATION

TO

Rich Pharmaceuticals, Inc., A WYOMING CORPORATION

THIS PLAN OF CONVERSION, dated as of February 28, 2018 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Rich Pharmaceuticals, Inc., a Nevada corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Nevada corporation to a Wyoming corporation pursuant to Section 17-16-1801 of the Wyoming Business Corporation Act, as amended (the “WBCA”), and Section 92A.105 et seq. of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

WHEREAS, the Company is a corporation established and existing under the laws of the State of Nevada;

WHEREAS, the Board of Directors of the Company has determined that it would be advisable and in the best interests of the Company and its stockholders for the Company to convert from a Nevada corporation to a Wyoming corporation pursuant to Section 17-16-1801 of the WBCA and Section 92A.105 et seq. of the NRS; and

WHEREAS, the form, terms and provisions of this Plan has been authorized, approved and adopted by the Board of Directors of the Company.

NOW, THEREFORE, the Company hereby adopts this Plan as follows:

1.                  Conversion; Effect of Conversion.

(a)               Upon the Effective Time (as defined in Section 3 below), the Company shall be converted from a Nevada corporation to a Wyoming corporation pursuant to Section 17-16-1801 of the WBCA and Section 92A.105 et seq. of the NRS (the “Conversion”) and the Company, as converted to a Wyoming corporation (the “Resulting Company”), shall thereafter be subject to all of the provisions of the WBCA, except that the existence of the Resulting Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Nevada.

(b)               Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, the Resulting Company shall, for all purposes of the laws of the State of Wyoming, be deemed to be the same entity as the Company existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, for all purposes of the laws of the State of Wyoming, all of the rights, privileges and powers of the Company existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Company existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Company existing immediately prior to the Effective Time, shall remain vested in the Resulting Company and shall be the property of the Resulting Company and the title to any real property vested by deed or otherwise in the Company existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Company existing immediately prior to the Effective Time shall remain attached to the Resulting Company upon the Effective Time, and may be enforced against the Resulting Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Resulting Company in its capacity as a corporation of the State of Wyoming. The rights, privileges, powers and interests in property of the Company existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Company existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Resulting Company upon the Effective Time for any purpose of the laws of the State of Wyoming

21

(c)               The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)               Upon the Effective Time, the name of the Resulting Company shall remain unchanged and continue to be “Rich Pharmaceuticals, Inc.”

(e)               The Company intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, neither the Company nor any of its stockholders should recognize gain or loss for federal income tax purposes as a result of the Conversion.

2.                  Filings. As promptly as practicable following the adoption of this Plan, the Company shall cause the Conversion to be effective by:

(a)               executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS in form reasonably acceptable to any officer of the Company (the “Nevada Articles of Conversion”) with the Secretary of State of the State of Nevada;

(b)               executing and filing (or causing the execution and filing of) Articles of Domestication pursuant to Section 17-16-1802 of the WBCA in form reasonably acceptable to any officer of the Company (the “Wyoming Articles of Domestication”) with the Secretary of State of the State of Wyoming; and

(c)               executing, acknowledging and filing (or causing the execution, acknowledgement and filing of Articles of Incorporation of Rich Pharmaceuticals, Inc. substantially in the form set forth on Exhibit A hereto (the “Articles of Incorporation”) with the Secretary of State of the State of Wyoming.

3.                  Effective Time. The Conversion shall become effective upon the filing of the Wyoming Articles of Domestication and the Nevada Articles of Conversion (the time of the effectiveness of the Conversion, the “Effective Time”).

4.                  Effect of Conversion on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each share of common stock, $0.001 par value per share, of the Company (“Company Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of common stock, $0.001 par value per share, of the Resulting Company (“Resulting Company Common Stock”).

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5.                  Effect of Conversion on Preferred Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each share of preferred stock, $0.001 par value per share, of the Company (“Company Preferred Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of preferred stock, $0.001 par value per share, of the Resulting Company (“Resulting Company Preferred Stock”).

6.                  Effect of Conversion on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each option to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Resulting Company Common Stock.

7.                  Effect of Conversion on Outstanding Warrants or Other Rights. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each warrant or other right to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Resulting Company Common Stock.

8.                  Effect of Conversion on Stock Certificates. Upon the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of Company Common Stock or Company Preferred Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Resulting Company Common Stock and Resulting Company Preferred Stock, respectively.

9.                  Effect of Conversion on Employee Benefit, Incentive Compensation or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each employee benefit plan, incentive compensation plan or other similar plan to which the Company is a party shall continue to be a plan of the Resulting Company. To the extent that any such plan provides for the issuance of Company Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Resulting Company Common Stock.

10.              Further Assurances. If, at any time after the Effective Time, the Resulting Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Resulting Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Resulting Company and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Resulting Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Resulting Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Resulting Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

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11.              Effect of Conversion on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, the members of the Board of Directors and the officers of the Company holding their respective offices in the Company existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers of the Resulting Company.

12.              Wyoming Bylaws. Upon the Effective Time, the bylaws of the Resulting Company shall be the Bylaws of Rich Pharmaceuticals, Inc. substantially in the form set forth on Exhibit B hereto (the “Wyoming Bylaws”), and the Board of Directors of the Resulting Company shall adopt the Wyoming Bylaws as promptly as practicable following the Effective Time.

13.              Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Company if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no effect.

14.              Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

15.              Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed as of the date first above written.

Rich Pharmaceuticals, Inc., a Nevada corporation
By:	/s/ Ben Chang
Name:	Ben Chang
Title:	Chief Executive Officer
24

EXHIBIT A

FORM OF WYOMING ARTICLES OF INCORPORATION

EXHIBIT B

FORM OF WYOMING BYLAW

25

APPENDIX B

ARTICLES OF INCORPORATION

OF

RICH PHARMACEUTICALS, iNC.

____________________________

ARTICLES OF DOMESTICATION

OF

RICH PHARMACEUTICALS, INC.

Pursuant to W.S. 17-16-1801 of the Wyoming Business Corporation Act, the undersigned hereby applies for a Certificate of Domestication and for that purpose hereby submits Articles of Domestication.

1.     Existing Corporate Name. The name of the Company is Rich Pharmaceuticals, Inc.

2.     Jurisdiction of Incorporation. The Company was incorporated under the laws of the State of Nevada.

3.     Incorporation Date. The date of the Company's incorporation was August 9, 2010.

4.     The period of the Company's duration is perpetual.

5.     Mailing Address. The mailing address of the Company is:

9595 Wilshire Blvd. Suite 900
Beverly Hills 90212

6.     Principal Office. The address of the Company's principal office is:

9595 Wilshire Blvd. Suite 900
Beverly Hills 90212

7.     Name and Physical Address of Company's Wyoming Registered Agent. The physical address of the Company's proposed registered office in Wyoming and the name of its registered agent at that address is:

Buffalo Registered Agents LLC
412 N Main St Suite 100 Buffalo

Wyoming 82834

8.     Purpose: The purpose which the Company proposes to pursue is to engage in any lawful business permitted under the laws of the State of Wyoming.

9.     Directors & Officers: The names and respective addresses of the Company's officers and directors are:

Position	Name	Address
President, Secretary, Treasurer, Director	Ben Chang	9595 Wilshire Blvd. Suite 900 Beverly Hills 90212
Director	Carole A. Salvador	9595 Wilshire Blvd. Suite 900 Beverly Hills 90212

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10.     Authorized Shares: The aggregate number of shares which the Company has authority to issue, itemized by classes, par value of shares, shares without par value and series, if any, within a class is:

Number of Shares	Class	Par Value/Share
40,000,000,000	Common Stock	$0.001
10,000,000	Preferred Stock	$0.001

See Exhibit A attached hereto regarding the Articles of Incorporation.

11.     Issued Shares: The aggregate number of the Company's issued shares itemized by classes, par value of shares, shares without par value and series, if any, within a class is:

Number of Shares	Class	Par Value/Share
1,002,677,821	Common Stock	$0.001
6,000,000	Series A Preferred Stock	$0.001

12.     Written Consent. Any action required or permitted by the Act to be taken at a shareholders' meeting may be taken without a meeting, and without prior notice, if consents in writing setting forth the action so taken are signed by the holders of the outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consent shall bear the date of signature of the shareholder(s) who signs the consent and be delivered to the Company for inclusion in the minutes or filing with the corporate records.

14.     Constitution: The Company accepts the Constitution of the State of Wyoming in compliance with the requirements of Article 10, Section 5 of the Wyoming Constitution.

15.     Certified Copy of Company's Corporate Charter Documents Attached. A certified copy of the Company's original corporate charter and all amendments thereto filed with the Nevada Secretary of State are attached hereto as Exhibit B.

16. Good Standing. A certified copy of the Company’s good standing is attached hereto as Exhibit C.

Dated March 2, 2018.

RICH PHARMACEUTICALS, INC.

By: /s/ Ben Chang
Name: Ben Chang
Title: President and CEO

27

Exhibit A

Wyoming Articles of Incorporation

ARTICLES OF INCORPORATION

OF

Rich Pharmaceuticals, Inc.

ARTICLE I
NAME

The name of the corporation shall be Rich Pharmaceuticals, Inc. (hereinafter, the “Corporation”).

ARTICLE II
REGISTERED OFFICE

The initial office of the Corporation shall be 9595 Wilshire Blvd, Suite 900 Beverly Hills, CA 90212. The initial registered agent of the Corporation shall be Buffalo Registered Agents LLC at 412 N Main St Suite 100 Buffalo, Wyoming 82834. The Corporation may, from time to time, in the manner provided by law, change the resident agent and the registered office within the State of Wyoming. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Wyoming.

ARTICLE III
CAPITAL STOCK

Section 1.    Authorized Shares.    The aggregate number of shares which the Corporation shall have authority to issue is forty billion and ten million (40,010,000,000) shares, consisting of two classes to be designated, respectively, "Common Stock" and "Preferred Stock," with all of such shares having a par value of $.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is forty billion (40,000,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is ten million (10,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article III.

Section 2.    Common Stock.

(a)    Dividend Rate.    Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended from time to time (hereinafter, the "Articles") or the Wyoming Business Corporation Act (hereinafter, the “WBCA”), the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b)    Voting Rights.    Except as otherwise provided by the NRS, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes.

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 (c)    Liquidation Rights.    In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation's assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation's assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d)    No Conversion, Redemption, or Preemptive Rights.    The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e)    Consideration for Shares.    The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 3.    Preferred Stock.

(a)    Designation.    The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution. As used in this section "fact or event" includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

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(b)    Certificate.    Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the corporation and filed in the manner prescribed by the NRS.

(c) Series A Preferred Stock. There hereby is created, out of the ten million (10,000,000) shares of preferred stock, par value $.001 per share, of the Corporation authorized by Article III of the Articles of Incorporation (“Preferred Stock”), a series of Series A Preferred Stock, consisting of six million (6,000,000) shares, which series shall have the following powers, designations, preferences and relative participating, optional and other special rights, and the following qualifications, limitations and restrictions:

The specific powers, preferences, rights and limitations of the Series A Preferred Stock are as follows:

1. Designation; Rank. This series of Preferred Stock shall be designated and known as “Series A Preferred Stock.” The number of shares constituting the Series A Preferred Stock shall be six million (6,000,000) shares. Except as otherwise provided herein, the Series A Preferred Stock shall, with respect to rights on liquidation, winding up and dissolution, rank pari passu to the common stock, par value $0.001 per share (the “Common Stock”).

2. Dividends. The holders of shares of Series A Preferred Stock have no dividend rights except as may be declared by the Board in its sole and absolute discretion, out of funds legally available for that purpose.

3. Liquidation Preference.

(a) In the event of any dissolution, liquidation or winding up of the Corporation (a “Liquidation”), whether voluntary or involuntary, the Holders of Series A Preferred Stock shall be entitled to participate in any distribution out of the assets of the Corporation on an equal basis per share with the holders of the Common Stock.

(b) A sale of all or substantially all of the Corporation’s assets or an acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, a reorganization, consolidated or merger) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Corporation (a “Change in Control Event”), shall not be deemed to be a Liquidation for purposes of this Designation.

4. Voting. The holders of Series A Preferred Stock shall have the right to cast one thousand (1000) votes for each one (1) share held of record on all matters submitted to a vote of holders of the Corporation’s common stock, including the election of directors, and all other matters as required by law. There is no right to cumulative voting in the election of directors. The holders of Series A Preferred Stock shall vote together with all other classes and series of common stock of the Corporation as a single class on all actions to be taken by the common stock holders of the Corporation, except to the extent that voting as a separate class or series is required by law and cannot be modified by this Certificate of Designations.

Section 4.    Non-Assessment of Stock.    The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles shall not be amended in this particular. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

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ARTICLE IV
DIRECTORS AND OFFICERS

Section 1.    Number of Directors.    The members of the governing board of the Corporation are styled as directors. The board of directors of the Corporation shall be elected in such manner as shall be provided in the bylaws of the Corporation. The board of directors shall consist of at least one (1) individual and not more than thirteen (13) individuals. The number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the Corporation.

Section 2.    Initial Directors.    The name and post office box or street address of the director(s) constituting the initial board of directors is:

Name	Address
Ben Chang	9595 Wilshire Blvd, Suite 900 Beverly Hills, CA 90212
Carole A. Salvador	9595 Wilshire Blvd, Suite 900 Beverly Hills, CA 90212

Section 3.    Limitation of Liability.    The personal liability of a director or officer to the Corporation or its shareholders for damages for breach of fiduciary duty as a director or officer shall be eliminated to the fullest extent permissible under Wyoming law except for the following: (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law; or (b) the payment of distributions in violation of Section 17-16-833 of the Wyoming Business Corporation Act.

If the Wyoming Business Corporation Act is hereinafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Wyoming Business Corporation Act, as so amended.

The Corporation shall indemnify, to the fullest extent permitted by law, any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason that he or she, or his or her testator or intestate, is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.

Any repeal or modification of the foregoing provisions of Article IV by the shareholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing prior to the date when such repeal or modification becomes effective.

Section 4.    Payment of Expenses.    In addition to any other rights of indemnification permitted by the laws of the State of Wyoming or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation or member, manager, or managing member of a predecessor limited liability company or affiliate of such limited liability company or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner, or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an officer or director is successful on the merits in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense. Notwithstanding anything to the contrary contained herein or in the bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder, including, but not limited to, in connection with such person being deemed an Unsuitable Person (as defined in Article VII hereof).

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Section 5.    Repeal And Conflicts.    Any repeal or modification of Sections 3 or 4 above approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between Sections 3 or 4 above and any other Article of the Articles, the terms and provisions of Sections 3 or 4 above shall control.

ARTICLE V
COMBINATIONS WITH INTERESTED STOCKHOLDERS

Section 1. Election Not to Be Subject to the Restrictions in WBCA 17-18-104(b) Related to Restrictions on Business Combinations. The Corporation elects not to be subject to the restrictions in WBCA 17-18-104(b).

Section 2. Election Not to Be Subject to the Restrictions in WBCA 17-18-105 Through 17-18-111 Related to Takeover Protection Provisions. The Corporation elects not to be subject to the restrictions in WBCA 17-18-105 through 17-18-111.

ARTICLE VI
SHAREHOLDER ACTION WITHOUT A MEETING

Any action required or permitted by the Wyoming Business Corporation Act to be taken at a shareholders’ meeting may be taken without a meeting, and without prior notice, if consents in writing setting forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consent shall bear the date of signature of the shareholder(s) who signs the consent and be delivered to the corporation for inclusion in the minutes or filing with the corporate records.

ARTICLE VII
BYLAWS

The board of directors is expressly granted the exclusive power to make, amend, alter, or repeal the bylaws of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused these articles of incorporation to be executed in its name by its Incorporator on March 2, 2018.

/s/ Ben Chang
Ben Chang

32

Exhibit B

Nevada Articles of Incorporation and All Amendments Thereto

33

Exhibit C

Nevada Good Standing

34

APPENDIX C

BYLAWS

OF

RICH PHARMACEUTICALS, INC.

____________________________

BYLAWS

OF

RICH PHARMACEUTICALS, INC.

____________________________

ARTICLE I — OFFICES

Section 1.1  Principal Office.  The principal office and place of business of Rich Pharmaceuticals, Inc. (the “Corporation”) shall be at such location as may be determined from time to time by the Board of Directors of the Corporation.

Section 1.2  Other Offices.  Other offices and places of business either within or without the State of Wyoming may be established from time to time by resolution of the board of directors of the Corporation (the “Board of Directors”) or as the business of the Corporation may require. The street address of the Corporation’s resident agent is the registered office of the Corporation in Wyoming.

ARTICLE II — STOCKHOLDERS

Section 2.1  Annual Meeting.  The annual meeting of the stockholders of the Corporation shall be held on such date and at such time as may be designated from time to time by the Board of Directors. At the annual meeting, directors shall be elected and any other business may be transacted as may be properly brought before the meeting.

Section 2.2  Special Meetings.

(a)           Subject to the rights of the holders of preferred stock, if any, special meetings of the stockholders may be called only by the chairman of the board, if any, or the chief executive officer, if any, or, the president,, if any, and shall be called by the secretary upon the written request of at least a majority of the authorized number of directors or by the holders of at least ten percent (10%) of all the votes entitled to be cast at a meeting. Such request shall state the purpose or purposes of the meeting. Stockholders shall have no right to request or call a special meeting.

(b)           No business shall be acted upon at a special meeting of stockholders except as set forth in the notice of the meeting.

Section 2.3  Place of Meetings.  Any meeting of the stockholders of the Corporation may be held at the Corporation’s registered office in the State of Wyoming or at such other place within or without of the State of Wyoming and United States as may be designated in the notice of meeting. A waiver of notice signed by all stockholders entitled to vote may designate any place for the holding of such meeting.

Section 2.4  Notice of Meetings; Waiver of Notice.

(a)           The Chairman of the Board, president, chief executive officer, if any, a vice president, the secretary, an assistant secretary or any other individual designated by the Board of Directors shall sign and deliver or cause to be delivered to the stockholders written notice of any stockholders’ meeting not less than ten (10) days, but not more than sixty (60) days, before the date of such meeting. The notice shall state the place, date and time of the meeting and the purpose or purposes for which the meeting is called. The notice shall contain or be accompanied by such additional information as may be required by the Wyoming Business Corporation Act (“WBCA”).

(b)           In the case of an annual meeting, subject to Section 2.13 below, any proper business may be presented for action, except that (i) if a proposed plan of merger, conversion or exchange is submitted to a vote, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (ii) if a proposed action creating appraisal rights is to be submitted to a vote, the notice of the meeting must state that the stockholders are or may be entitled to assert appraisal rights under WBCA 17-16-1301 to 17-16-1340, inclusive, and be accompanied by a copy of those sections.

(c)           A copy of the notice shall be personally delivered or mailed postage prepaid to each stockholder of record entitled to vote at the meeting at the address appearing on the records of the Corporation. Upon mailing, service of the notice is complete, and the time of the notice begins to run from the date upon which the notice is deposited in the mail. If the address of any stockholder does not appear upon the records of the Corporation or is incomplete, it will be sufficient to address any notice to such stockholder at the registered office of the Corporation.

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(d)           The written certificate of the individual signing a notice of meeting, setting forth the substance of the notice or having a copy thereof attached, the date the notice was mailed or personally delivered to the stockholders and the addresses to which the notice was mailed, shall be prima facie evidence of the manner and fact of giving such notice.

(e)           Any stockholder may waive notice of any meeting by a signed writing, either before or after the meeting. Such waiver of notice shall be deemed the equivalent of the giving of such notice.

Section 2.5  Determination of Stockholders of Record.

(a)           For the purpose of determining the stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, if applicable.

(b)           If no record date is fixed, the record date for determining stockholders: (i) entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting.

Section 2.6  Quorum; Adjourned Meetings.

(a)           Unless the Articles of Incorporation provide for a different proportion, stockholders holding at least a majority of the voting power of the Corporation’s capital stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), are necessary to constitute a quorum for the transaction of business at any meeting. If, on any issue, voting by classes or series is required by the laws of the State of Wyoming, the Articles of Incorporation or these Bylaws, at least a majority of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), within each such class or series is necessary to constitute a quorum of each such class or series.

(b)           If a quorum is not represented, a majority of the voting power represented or the person presiding at the meeting may adjourn the meeting from time to time until a quorum shall be represented. At any such adjourned meeting at which a quorum shall be represented, any business may be transacted which might have been transacted as originally called. When a stockholders’ meeting is adjourned to another time or place hereunder, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. The stockholders present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough stockholders to leave less than a quorum of the voting power.

Section 2.7  Voting.

(a)           Unless otherwise provided in the WBCA, in the Articles of Incorporation, or in the resolution providing for the issuance of preferred stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation, each stockholder of record, or such stockholder’s duly authorized proxy, shall be entitled to one (1) vote for each share of voting stock standing registered in such stockholder’s name at the close of business on the record date.

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(b)           Except as otherwise provided herein, all votes with respect to shares standing in the name of an individual at the close of business on the record date (including pledged shares) shall be cast only by that individual or such individual’s duly authorized proxy. With respect to shares held by a representative of the estate of a deceased stockholder, or a guardian, conservator, custodian or trustee, even though the shares do not stand in the name of such holder, votes may be cast by such holder upon proof of such representative capacity. In the case of shares under the control of a receiver, the receiver may cast votes carried by such shares even though the shares do not stand of record in the name of the receiver; provided, that the order of a court of competent jurisdiction which appoints the receiver contains the authority to cast votes carried by such shares. If shares stand of record in the name of a minor, votes may be cast by the duly appointed guardian of the estate of such minor only if such guardian has provided the Corporation with written proof of such appointment.

(c)           With respect to shares standing of record in the name of another corporation, partnership, limited liability company or other legal entity on the record date, votes may be cast: (i) in the case of a corporation, by such individual as the bylaws of such other corporation prescribe, by such individual as may be appointed by resolution of the Board of Directors of such other corporation or by such individual (including, without limitation, the officer making the authorization) authorized in writing to do so by the chairman of the board, if any, president, chief executive officer, if any, or any vice president of such corporation; and (ii) in the case of a partnership, limited liability company or other legal entity, by an individual representing such stockholder upon presentation to the Corporation of satisfactory evidence of his authority to do so.

(d)           Notwithstanding anything to the contrary contained herein and except for the Corporation’s shares held in a fiduciary capacity, the Corporation shall not vote, directly or indirectly, shares of its own stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares entitled to vote.

(e)           Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors. If such holder entitled to vote does vote any of such stockholder’s shares affirmatively and fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

(f)           With respect to shares standing of record in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship in respect to the same shares, votes may be cast in the following manner:

(i)           If only one person votes, the vote of such person binds all.

(ii)          If more than one person casts votes, the act of the majority so voting binds all.

(iii)         If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

(g)           If a quorum is present, unless the Articles of Incorporation, these Bylaws, the WBCA, or other applicable law provide for a different proportion, action by the stockholders entitled to vote on a matter, other than the election of directors, is approved by and is the act of the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless voting by classes or series is required for any action of the stockholders by the laws of the State of Wyoming, the Articles of Incorporation or these Bylaws, in which case the number of votes cast in favor of the action by the voting power of each such class or series must exceed the number of votes cast in opposition to the action by the voting power of each such class or series.

(h)           If a quorum is present, directors shall be elected by a plurality of the votes cast.

Section 2.8  Proxies.  At any meeting of stockholders, any holder of shares entitled to vote may designate, in a manner permitted by the laws of the State of Wyoming, another person or persons to act as a proxy or proxies. Every proxy shall continue in full force and effect until its expiration or revocation in a manner permitted by the laws of the State of Wyoming.

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Section 2.9   Action Without A Meeting.

(a) Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that we be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. Such instrument may be executed in counterparts or as a unitary document.

(b) In the event that the action to which the stockholders consent is such as would have required the filing of a certificate under the Wyoming General Corporation Law, the effect of such consent shall be as if such action had been voted on by stockholders at a meeting thereof.

(c) If stockholder action is taken by written consent in lieu of meeting signed by less than all of the Corporation's stockholders, then all non-participating stockholders shall be provided with written notice of the action taken within 10 days after the effective date of the written instrument taking such action.

Section 2.10  Organization.

(a)           Meetings of stockholders shall be presided over by the chairman of the board, or, in the absence of the chairman, by the vice-chairman of the board, or in the absence of the vice-chairman, the president, or, in the absence of the president, by the chief executive officer, if any, or, in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or, in the absence of such designation by the Board of Directors, by a chairman chosen at the meeting by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast. The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitation on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

(b)           The chairman of the meeting may appoint one or more inspectors of elections. The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

Section 2.11  Absentees’ Consent to Meetings.  Transactions of any meeting of the stockholders are as valid as though had at a meeting duly held after regular call and notice if a quorum is represented, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not represented in person or by proxy (and those who, although present, either object at the beginning of the meeting to the transaction of any business because the meeting has not been lawfully called or convened or expressly object at the meeting to the consideration of matters not included in the notice which are legally or by the terms of these Bylaws required to be included therein), signs a written waiver of notice and/or consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, and approvals shall be filed with the corporate records and made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called, noticed or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not properly included in the notice if such objection is expressly made at the time any such matters are presented at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in these Bylaws.

Section 2.12  Director Nominations.  Subject to the rights, if any, of the holders of preferred stock to nominate and elect directors, nominations of persons for election to the Board of Directors of the Corporation may be made by the Board of Directors, by a committee appointed by the Board of Directors, or by any stockholder of record entitled to vote in the election of directors who complies with the notice procedures set forth in Section 2.13 below.

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Section 2.13  Advance Notice of Stockholder Proposals and Director Nominations by Stockholders.  At any annual or special meeting of stockholders, proposals by stockholders and persons nominated for election as directors by stockholders shall be considered only if advance notice thereof has been timely given by the stockholder as provided herein and such proposals or nominations are otherwise proper for consideration under applicable law, the Articles of Incorporation and these Bylaws. Notice of any proposal to be presented by any stockholder or of the name of any person to be nominated by any stockholder for election as a director of the Corporation at any meeting of stockholders shall be delivered to the secretary of the Corporation at its principal office not less than sixty (60) nor more than ninety (90) days prior to the day of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than seventy (70) days prior to the day of the meeting, such advance notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than seventy (70) days in advance of the annual meeting if the Corporation shall have previously disclosed, in these Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board of Directors determines to hold the meeting on a different date. For purposes of this Section, public disclosure of the date of a forthcoming meeting may be made by the Corporation not only by giving formal notice of the meeting, but also by notice to a national securities exchange, the Nasdaq National Market or the Nasdaq SmallCap Market (if a corporation’s common stock is then listed on such exchange or quoted on either such Nasdaq market), by filing a report under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Act”) (if the Corporation is then subject thereto), by mailing to stockholders or by a general press release.

Any stockholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder’s name and address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder and any material interest of such stockholder in the proposal (other than as a stockholder). Any stockholder desiring to nominate any person for election as a director of the Corporation shall deliver with such notice a statement, in writing, setting forth (a) the name of the person to be nominated; (b) the number and class of all shares of each class of stock of the Corporation beneficially owned by such person; (c) the information regarding such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”) (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Corporation), and any other information regarding such person which would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had such nominee been nominated, or intended to be nominated by the Board of Directors; (d) such person’s signed consent to serve as a director of the Corporation if elected; (e) such stockholder’s name and address and the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder; (f) a representation that such stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (g) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder. As used herein, shares “beneficially owned” shall mean all shares as to which such person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Act), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Act, as well as all shares as to which such person, together with such person’s affiliates and associates, has a right to become the beneficial owner pursuant to any agreement or understanding, whereupon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions). The person presiding at the meeting shall determine whether such notice has been duly given and shall direct that proposals and nominees not be considered if such notice has not been duly given. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section. Notwithstanding the foregoing provisions hereof, a stockholder shall also comply with all applicable requirements of the Act, and the rules and regulations thereunder with respect to the matters set forth herein.

ARTICLE III — DIRECTORS

Section 3.1  General Powers; Performance of Duties.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as otherwise provided in the WBCA or the Articles of Incorporation.

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Section 3.2  Number, Tenure, and Qualifications.  The Board of Directors of the Corporation shall consist of at least one (1) individual. The number of directors within the foregoing fixed minimum and maximum may be established and changed from time to time by resolution adopted by the Board of Directors of the Corporation without amendment to these Bylaws or the Articles of Incorporation. Each director shall hold office until his successor shall be elected or appointed and qualified or until his earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term of office. No provision of this Section shall be restrictive upon the right of the Board of Directors to fill vacancies or upon the right of the stockholders to remove directors as is hereinafter provided.

Section 3.3  Chairman of the Board.  The Board of Directors shall elect a chairman of the board from the members of the Board of Directors who shall preside at all meetings of the Board of Directors and stockholders at which he shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him by the Board of Directors, these Bylaws or as may be provided by law.

Section 3.4  Vice-Chairman of the Board.  The Board of Directors shall elect a vice-chairman of the board from the members of the Board of Directors who shall preside at all meetings of the Board of Directors and stockholders at which he shall be present and the chairman is not present and shall have and may exercise such powers as may, from time to time, be assigned to him by the Board of Directors, these Bylaws or as may be provided by law.

Section 3.5  Removal and Resignation of Directors.  Subject to any rights of the holders of preferred stock and except as otherwise provided in the WBCA, any director may be removed from office with or without cause by the affirmative vote of the holders of not less than a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote generally in the election of directors (voting as a single class) excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred. A director may be removed by the shareholders only at a meeting called for the purpose of removing the director and the meeting called for the purpose of removing the director and the meeting notice shall state that the purpose, or one of the purposes, of the meeting is removal of the director. In addition, the district court of the county of the Corporation’s principal office, or if none in Wyoming, its registered office, is located may remove a director of the Corporation from office in a proceeding commenced by or in the right of the Corporation if the court finds that: (i) the director engaged in fraudulent conduct with respect to the Corporation or its stockholders, grossly abused the position of director, or intentionally inflicted harm on the corporation; and (ii) considering the director’s course of conduct and the inadequacy of other available remedies, removal would be in the best interest of the Corporation. Any director may resign effective upon giving written notice, unless the notice specifies a later time for effectiveness of such resignation, to the chairman of the board, if any, the president or the secretary, or in the absence of all of them, any other officer.

Section 3.6  Vacancies; Newly Created Directorships.  Subject to any rights of the holders of preferred stock, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority vote of the directors then in office or by a sole remaining director, in either case though less than a quorum, and the director(s) so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of the class to which he has been elected expires, or until his earlier resignation or removal. If the vacant office was held by a director elected by a voting group of stockholders, only the directors elected by that voting group are entitled to fill the vacancy; provided, that if no such directors remain, then the holders of that voting group are entitled to fill the vacancy. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

Section 3.7  Annual and Regular Meetings.  Immediately following the adjournment of, and at the same place as, the annual or any special meeting of the stockholders at which directors are elected, the Board of Directors, including directors newly elected, shall hold its annual meeting without call or notice, other than this provision, to elect officers and to transact such further business as may be necessary or appropriate. The Board of Directors may provide by resolution the place, date, and hour for holding regular meetings between annual meetings.

Section 3.8  Special Meetings.  Except as otherwise required by law, and subject to any rights of the holders of preferred stock, special meetings of the Board of Directors may be called only by the chairman of the board, if any, or if there be no chairman of the board, by any of the chief executive officer, if any, the president, or the secretary, and shall be called by the chairman of the board, if any, the president, the chief executive officer, if any, or the secretary upon the request of at least a majority of the authorized number of directors. If the chairman of the board, or if there be no chairman of the board, each of the president, chief executive officer, if any, and secretary, refuses or neglects to call such special meeting, a special meeting may be called by a written request signed by at least a majority of the authorized number of directors.

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Section 3.9  Place of Meetings.  Any regular or special meeting of the directors of the Corporation may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by the directors may designate any place for the holding of such meeting.

Section 3.10  Notice of Meetings.  Except as otherwise provided in Section 3.8 above, there shall be delivered to each director at the address appearing for him on the records of the Corporation, at least forty-eight (48) before the time of such meeting, a copy of a written notice of any meeting (a) by delivery of such notice personally, (b) by mailing such notice postage prepaid, (c) by facsimile, (d) by overnight courier, (e) by telegram, or (f) by electronic transmission or electronic writing, including, but not limited to, email. If mailed to an address inside the United States, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid. If mailed to an address outside the United States, the notice shall be deemed delivered four (4) business days following the date the same is deposited in the United States mail, postage prepaid. If sent via facsimile, by electronic transmission or electronic writing, including, but not limited to, email, the notice shall be deemed delivered upon sender’s receipt of confirmation of the successful transmission. If sent via overnight courier, the notice shall be deemed delivered the business day following the delivery of such notice to the courier. If the address of any director is incomplete or does not appear upon the records of the Corporation it will be sufficient to address any notice to such director at the registered office of the Corporation. Any director may waive notice of any meeting, and the attendance of a director at a meeting and oral consent entered on the minutes of such meeting shall constitute waiver of notice of the meeting unless such director objects, prior to the transaction of any business, that the meeting was not lawfully called, noticed or convened. Attendance for the express purpose of objecting to the transaction of business thereat because the meeting was not properly called or convened shall not constitute presence or a waiver of notice for purposes hereof.

Section 3.11  Quorum; Adjourned Meetings.

(a)           A majority of the directors in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business.

(b)           At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

Section 3.12  Manner of Acting.  Except as provided in Section 3.14 below, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present is the act of the Board of Directors.

Section 3.13  Telephonic Meetings.  Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of a telephone conference or video or similar method of communication by which all persons participating in such meeting can hear each other. Participation in a meeting pursuant to this Section 3.13 constitutes presence in person at the meeting.

Section 3.14  Action Without Meeting.  Any action required or permitted to be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board of Directors or the committee. The written consent may be signed in counterparts, including, without limitation, facsimile counterparts, and shall be filed with the minutes of the proceedings of the Board of Directors or committee.

Section 3.15  Powers and Duties.

(a)           Except as otherwise restricted by the laws of the State of Wyoming or the Articles of Incorporation, the Board of Directors has full control over the business and affairs of the Corporation. The Board of Directors may delegate any of its authority to manage, control or conduct the business of the Corporation to any standing or special committee, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to subdelegate, and upon such terms as may be deemed fit.

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(b)           The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may (i) require that any votes cast at such meeting shall be cast by written ballot, and/or (ii) submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, provided a quorum is present.

(c)           The Board of Directors may, by resolution passed by a majority of the board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Subject to applicable law and to the extent provided in the resolution of the Board of Directors, any such committee shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

Section 3.16  Compensation.  The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the Board of Directors establishes the compensation of directors pursuant to this subsection, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

Section 3.17  Organization.  Meetings of the Board of Directors shall be presided over by the chairman of the board, or in the absence of the chairman of the board by the vice-chairman, or in his absence by a chairman chosen at the meeting. The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting.

ARTICLE IV — OFFICERS

Section 4.1  Election.  The Board of Directors, at its annual meeting, shall elect and appoint a president, a secretary and a treasurer. Said officers shall serve until the next succeeding annual meeting of the Board of Directors and until their respective successors are elected and appointed and shall qualify or until their earlier resignation or removal. The Board of Directors may from time to time, by resolution, elect or appoint such other officers and agents as it may deem advisable, who shall hold office at the pleasure of the board, and shall have such powers and duties and be paid such compensation as may be directed by the board. Any individual may hold two or more offices.

Section 4.2  Removal; Resignation.  Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause. Any officer may resign at any time upon written notice to the Corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the Corporation and such officer or agent.

Section 4.3  Vacancies.  Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

Section 4.4  Chief Executive Officer.  The Board of Directors may elect a chief executive officer who, subject to the supervision and control of the Board of Directors, shall have the ultimate responsibility for the management and control of the business and affairs of the Corporation, and shall perform such other duties and have such other powers which are delegated to him by the Board of Directors, these Bylaws or as may be provided by law.

Section 4.5  President.  The president, subject to the supervision and control of the Board of Directors, shall in general actively supervise and control the business and affairs of the Corporation. The president shall keep the Board of Directors fully informed as the Board of Directors may request and shall consult the Board of Directors concerning the business of the Corporation. The president shall perform such other duties and have such other powers which are delegated and assigned to him by the Board of Directors if any, these Bylaws or as may be provided by law.

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Section 4.6  Vice Presidents.  The Board of Directors may elect one or more vice presidents. In the absence or disability of the president, or at the president’s request, the vice president or vice presidents, in order of their rank as fixed by the Board of Directors, and if not ranked, the vice presidents in the order designated by the Board of Directors, or in the absence of such designation, in the order designated by the president, shall perform all of the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions on the president. Each vice president shall perform such other duties and have such other powers which are delegated and assigned to him by the Board of Directors, the president, these Bylaws or as may be provided by law.

Section 4.7  Secretary.  The secretary shall attend all meetings of the stockholders, the Board of Directors and any committees, and shall keep, or cause to be kept, the minutes of proceeds thereof in books provided for that purpose. He shall keep, or cause to be kept, a register of the stockholders of the Corporation and shall be responsible for the giving of notice of meetings of the stockholders, the Board of Directors and any committees, and shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. The secretary shall be custodian of the corporate seal, the records of the Corporation, the stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or appropriate committee may direct. The secretary shall perform all other duties commonly incident to his office and shall perform such other duties which are assigned to him by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as may be provided by law.

Section 4.8  Assistant Secretaries.  An assistant secretary shall, at the request of the secretary, or in the absence or disability of the secretary, perform all the duties of the secretary. He shall perform such other duties as are assigned to him by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as may be provided by law.

Section 4.9  Treasurer.  The treasurer, subject to the order of the Board of Directors, shall have the care and custody of, and be responsible for, all of the money, funds, securities, receipts and valuable papers, documents and instruments of the Corporation, and all books and records relating thereto. The treasurer shall keep, or cause to be kept, full and accurate books of accounts of the Corporation’s transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the Board of Directors, the chairman of the board, if any, the chief executive officer, if any, or the president. The treasurer shall perform all other duties commonly incident to his office and such other duties as may, from time to time, be assigned to him by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as may be provided by law. The treasurer shall, if required by the Board of Directors, give bond to the Corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of the treasurer and for restoration to the Corporation, in the event of the treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation. If a chief financial officer has not been appointed, the treasurer may be deemed the chief financial officer of the Corporation.

Section 4.10  Assistant Treasurer.  An assistant treasurer shall, at the request of the treasurer, or in the absence or disability of the treasurer, perform all the duties of the treasurer. He shall perform such other duties which are assigned to him by the Board of Directors, the chief executive officer, the president, the treasurer, these Bylaws or as may be provided by law. The Board of Directors may require an assistant treasurer to give a bond to the Corporation, at the Corporation’s expense, in such sum and with such security as it may approve, for the faithful performance of his duties, and for restoration to the Corporation, in the event of the assistant treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the assistant treasurer’s custody or control and belonging to the Corporation.

Section 4.11  Execution of Negotiable Instruments, Deeds and Contracts.  All checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation; all deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party; and all assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by such officers or other persons as the Board of Directors may from time to time designate. The Board of Directors may authorize the use of the facsimile signatures of any such persons. Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof. Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.

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ARTICLE V — CAPITAL STOCK

Section 5.1  Issuance.  Shares of the Corporation’s authorized stock shall, subject to any provisions or limitations of the laws of the State of Wyoming, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

Section 5.2  Stock Certificates and Uncertified Shares.  Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the president, the chief executive officer, if any, or a vice president, and by the secretary or an assistant secretary, of the Corporation (or any other two officers or agents so authorized by the Board of Directors), certifying the number of shares of stock owned by him, her or it in the Corporation; provided, however, that the Board of Directors may authorize the issuance of uncertificated shares of some or all of any or all classes or series of the Corporation’s stock. Any such issuance of uncertificated shares shall have no effect on existing certificates for shares until such certificates are surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Whenever such certificate is countersigned or otherwise authenticated by a transfer agent or a transfer clerk and by a registrar (other than the Corporation), then a facsimile of the signatures of any corporate officers or agents, the transfer agent, transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. In the event that any officer or officers who have signed, or whose facsimile signatures have been used on any certificate or certificates for stock cease to be an officer or officers because of death, resignation or other reason, before the certificate or certificates for stock have been delivered by the Corporation, the certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificate or certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be an officer or officers of the Corporation.

Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written statement certifying the number of shares owned by him, her or it in the Corporation and, at least annually thereafter, the Corporation shall provide to such stockholders of record holding uncertificated shares, a written statement confirming the information contained in such written statement previously sent. Except as otherwise expressly provided by law, the rights and obligations of the stockholders shall be identical whether or not their shares of stock are represented by certificates.

Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid.

Section 5.3  Surrendered; Lost or Destroyed Certificates.  All certificates surrendered to the Corporation, except those representing shares of treasury stock, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the Corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and, if required by the Board of Directors, an indemnity bond in an amount not less than twice the current market value of the stock, and upon such terms as the treasurer or the Board of Directors shall require which shall indemnify the Corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

Section 5.4  Replacement Certificate.  When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another Corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

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Section 5.5  Transfer of Shares.  No transfer of stock shall be valid as against the Corporation except on surrender and cancellation of the certificates therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the Corporation.

Section 5.6  Transfer Agent; Registrars.  The Board of Directors may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.

Section 5.7  Miscellaneous.  The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.

ARTICLE VI — DISTRIBUTIONS

Distributions may be declared, subject to the provisions of the laws of the State of Wyoming and the Articles of Incorporation, by the Board of Directors and may be paid in cash, property, shares of corporate stock, or any other medium. The Board of Directors may fix in advance a record date, as provided in Section 2.5 above, prior to the distribution for the purpose of determining stockholders entitled to receive any distribution.

ARTICLE VII — RECORDS; REPORTS; SEAL; AND FINANCIAL MATTERS

Section 7.1  Records.  All original records of the Corporation, shall be kept at the principal office of the Corporation by or under the direction of the secretary or at such other place or by such other person as may be prescribed by these Bylaws or the Board of Directors.

Section 7.2  Corporate Seal.  The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided herein, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.

Section 7.3  Fiscal Year-End.  The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

ARTICLE VIII — INDEMNIFICATION

Section 8.1  Indemnification and Insurance.

(a)           Indemnification of Directors and Officers.

(i)           For purposes of this Article VIII,

(A)           “Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as herein defined), by reason of the fact that he is or was a director or officer of the Corporation or member, manager or managing member of a predecessor limited liability company or affiliate of such limited liability company or is or was serving in any capacity at the request of the Corporation as a director, officer, employee, agent, partner, member, manager or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and

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(B)           “Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

(ii)           Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Wyoming law, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to the WBCA or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to the WBCA or did not act in good faith and in a manner in which he reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he had reasonable cause to believe that his conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his capacity as a stockholder.

(iii)           Indemnification pursuant to this Section shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation or member, manager or managing member of a predecessor limited liability company or affiliate of such limited liability company or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his heirs, executors and administrators.

(iv)           The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation and a written affirmation of the Indemnitee’s good faith belief that director complied with these Bylaws and Wyoming law. To the extent that a director or officer of the Corporation is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred in by him in connection with the defense.

(b)           Indemnification of Employees and Other Persons.  The Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

(c)           Non-Exclusivity of Rights.  The rights to indemnification provided in this Article shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.

(d)           Insurance.  The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee, member, managing member or agent, or arising out of his status as such, whether or not the Corporation has the authority to indemnify him against such liability and expenses.

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(e)           Other Financial Arrangements.  The other financial arrangements which may be made by the Corporation may include the following (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

(f)           Other Matters Relating to Insurance or Financial Arrangements.  Any insurance or other financial arrangement made on behalf of a person pursuant to this Section may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation. In the absence of fraud, (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 8.2  Amendment.  The provisions of this Article VIII relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws (including, without limitation, Article XI below), no repeal or amendment of these Bylaws shall affect any or all of this Article VIII so as to limit or reduce the indemnification in any manner unless adopted by (a) the unanimous vote of the directors of the Corporation then serving, or (b) by the stockholders as set forth in Article XI hereof; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.

ARTICLE IX — ELECTION NOT TO BE SUBJECT TO
CERTAIN PROVISIONS OF WYOMING LAW

Section 9.1 Election Not to Be Subject to the Restrictions in WBCA 17-18-104(b) Related to Restrictions on Business Combinations. The Corporation elects not to be subject to the restrictions in WBCA 17-18-104(b).

Section 9.2 Election Not to Be Subject to the Restrictions in WBCA 17-18-105 Through 17-18-111 Related to Takeover Protection Provisions. The Corporation elects not to be subject to the restrictions in WBCA 17-18-105 through 17-18-111.

ARTICLE X — CHANGES IN WYOMING LAW

References in these Bylaws to Wyoming law or the WBCA or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (a) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article VIII hereof, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (b) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

ARTICLE XI — AMENDMENT OR REPEAL

Section 11.1  Board of Directors.  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to amend or repeal these Bylaws, including but not limited to, such amendment or repeal of these Bylaws that increase the quorum or voting requirements for the Board of Directors.

Section 11.2  Stockholders.  Notwithstanding Section 11.1 above, these Bylaws may be amended or repealed in any respect by the affirmative vote of the holders of at majority of the outstanding voting power of the Corporation, voting together as a single class.

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APPENDIX D

FORM OF NOTICE OF

PLAN OF CONVERSION AND DISSENTER’S RIGHTS

____________________________

March 15, 2018

NOTICE IS HEREBY GIVEN, pursuant to Chapter 92A (Section 300 through 500 inclusive) of the Nevada Revised Statutes (the “NRS”) (the “Dissenters’ Rights Provisions”), that the reincorporation (hereinafter, the “Plan of Conversion”) of Rich Pharmaceuticals, Inc., a Nevada corporation (“RCHA”), to Rich Pharmaceuticals, Inc., a Wyoming corporation. (“RCHA”), has been approved by a majority of the outstanding shares of RCHA and is due to become effective approximately 20-days after mailing of the Information Statement of 14C filed by RCHA (the “Information Statement”), which is expected by become effective at the end of March 2018 or shortly thereafter (the “Effective Date”).

Pursuant to the terms of the Plan of Conversion, each outstanding Share, and other than Shares as to which dissenters’ rights are exercised held immediately prior to the Effective Date now represents only the right to receive an equivalent amount of Shares in RCHA.

Pursuant to the Dissenters’ Rights Provisions, stockholders of RCHA are entitled to dissent to the Plan of Conversion, and obtain payment of the fair value of the shares. The fair value of the Shares of any former stockholder means the value of such Shares immediately before the effectuation of the Plan of Conversion.

A copy of the Dissenters’ Rights Provisions is attached as Exhibit A hereto. If you wish to exercise your dissenters’ rights or preserve the right to do so, you should carefully review Exhibit A hereto. IF YOU FAIL TO COMPLY WITH THE PROCEDURES SPECIFIED IN THE DISSENTERS’ RIGHTS PROVISIONS IN A TIMELY MANNER, YOU MAY LOSE YOUR DISSENTERS’ RIGHTS. BECAUSE OF THE COMPLEXITY OF THOSE PROCEDURES, YOU SHOULD SEEK THE ADVICE OF COUNSEL IF YOU ARE CONSIDERING EXERCISING YOUR DISSENTERS’ RIGHTS.

This Notice of Plan of Conversion and Dissenters’ Rights affords you the notice required by NRS 92A.430. The right to dissent and receive the fair value for your Shares will be lost unless it is perfected by full and precise satisfaction of the requirements of the Dissenters’ Rights Provisions, the text of which is set forth in full in Exhibit A attached to this Notice of Plan of Conversion and Dissenters’ Rights.

If you elect to dissent you must, by no later than April 16, 2018, file a written objection stating your intention to demand payment of the fair value of your Shares. The written objection should be sent to Rich Pharmaceuticals, Inc. 9595 Wilshire Blvd. Suite 900 Beverly Hills, CA 90212, Attention: Ben Chang. The objection shall include: (i) a notice of election to dissent; (ii) the stockholder’s name and residence address; (iii) the Shares issued to the stockholder; (iv) a demand for a payment of the fair value of the Shares held by the stockholder and (v) a certification as to whether you or the beneficial owner on whose behalf you are dissenting, as the case may be, acquired beneficial ownership of the Shares before February 28, 2018, the date of the Information Statement to which this notice relates. Together with this written demand by April 16, 2018, you must submit certificates representing all of the shares of Rich Pharmaceuticals Inc. stock to which this demand relates to Rich Pharmaceuticals, Inc. or its transfer agent for the purpose of affixing a notation indicating that a demand for payment has been made.

Under NRS 92A.440(5), stockholders who fail to demand payment or deposit their certificates where required by the dates set forth in this Notice of Plan of Conversion and Dissenter’s Rights will not be entitled to demand payment or receive the fair market value for their shares of capital stock as provided under Nevada law. Instead, such stockholders will receive the same consideration as the stockholders of who do not exercise rights of a dissenting owner.

Pursuant to NRS 92A.460, within 30 days after receipt of a demand for payment (a form of which is attached hereto as Schedule I), RCHA must pay each dissenter who complied with the provisions of the Dissenters’ Rights Provisions the amount RCHA estimates to be the fair value of such shares, plus interest from the effective date of the Plan of Conversion.

A person having a beneficial interest in Shares that are held of record in the name of another person, such as a broker, fiduciary, depository or other nominee, must act to cause the record holder to follow the requisite steps properly and in a timely manner to perfect dissenters’ rights of appraisal. If the Shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian, or custodian), depositary or other nominee, the written demand for dissenters’ rights of appraisal must be executed by or for the record owner. If Shares are owned of record by more than one person, as in joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal for a stockholder of record, provided that the agent identifies the record owner and expressly discloses, when the demand is made, that the agent is acting as agent for the record owner. If a stockholder owns Shares through a broker who in turn holds the shares through a central securities depository nominee such as CEDE & Co., a demand for appraisal of such Shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder of such Shares.

A record holder, such as a broker, fiduciary, depository or other nominee, who holds Shares as a nominee for others, will be able to exercise dissenters’ rights of appraisal with respect to the Shares held for all or less than all of the beneficial owners of those Shares as to which such person is the record owner. In such case, the written demand must set forth the number of Shares covered by the demand. Where the number of Shares is not expressly stated, the demand will be presumed to cover all Shares outstanding in the name of such record owner.

We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date of the Information Statement. If we withhold payment, after the Record Date for the Plan of Conversion, we will estimate the fair value of the share, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters’ rights to demand payment under NRS Section 92A.480.

A dissenting stockholder, within thirty (30) days following receipt of payment for the shares, may send us a notice containing such stockholder’s own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to our payment of fair value to such stockholder. If a demand for payment remains unsettled, we will petition the court to determine fair value and accrued interest. If we fail to commence an action within sixty (60) days following the receipt of the stockholder’s demand, we will pay to the stockholder the amount demanded by the stockholder in the stockholder's notice containing the stockholder’s estimate of fair value and accrued interest.

The foregoing summary of the rights of dissenting stockholders under the Dissenters’ Rights Provisions does not purport to be a complete statement of the procedures to be followed by stockholders desiring to exercise any dissenters’ rights of appraisal rights available under NRS. The preservation and exercise of dissenters’ rights of appraisal require strict adherence to the applicable provisions of NRS, and the foregoing summary is qualified in its entirety by reference to Exhibit A hereto. You should carefully read Chapter 92A (Sections 300 through 500 inclusive) of the NRS, particularly the procedural steps required to perfect appraisal rights, because failure to strictly comply with the procedural requirements set forth in Chapter 92A (Sections 300 through 500 inclusive) of the NRS will result in a loss of appraisal rights. YOU ARE URGED TO CONSULT WITH YOUR OWN ATTORNEY REGARDING THE DISSENTERS’ RIGHTS AVAILABLE TO YOU, AND THE PROCESS TO PERFECT YOUR DISSENTERS’ RIGHTS UNDER CHAPTER 92A (SECTIONS 300 THROUGH 500 INCLUSIVE) OF THE NRS.

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EXHIBIT A

TO APPENDIX D

NEVADA DISSENTERS’ RIGHTS STATUTES

THE NEVADA REVISED STATUTES

_________________________________________

TITLE 7

CHAPTER 92A

_____________

RIGHTS OF DISSENTING OWNERS

NRS 92A.300  Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305  “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310  “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315  “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320  “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.  Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2.  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3.  Without discounting for lack of marketability or minority status.

(Added to NRS by 1995, 2087; A 2009, 1720)

NRS 92A.325  “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

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NRS 92A.330  “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335  “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340  Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

(Added to NRS by 1995, 2087; A 2009, 1721)

NRS 92A.350  Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360  Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

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NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.  Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3.  Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814)

NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1.  There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

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(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value,

Ê unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

2.  The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3.  Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5.  There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

(Added to NRS by 1995, 2088; A 2009, 1722; 2013, 1285)

NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

(Added to NRS by 1995, 2089; A 2009, 1723)

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NRS 92A.410  Notification of stockholders regarding right of dissent.

1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2.  If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723; 2013, 1286)

NRS 92A.420  Prerequisites to demand for payment for shares.

1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2.  If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723; 2013, 1286)

NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.

2.  The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

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(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724; 2013, 1286)

NRS 92A.440  Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1.  A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2.  If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3.  Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4.  A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5.  The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

(Added to NRS by 1995, 2090; A 2009, 1725)

NRS 92A.460  Payment for shares: General requirements.

1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

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Ê The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

(Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725; 2013, 1287)

NRS 92A.470  Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1.  A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2.  To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3.  Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4.  Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

(Added to NRS by 1995, 2091; A 2009, 1725; 2013, 1287)

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NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.  A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2.  A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

(Added to NRS by 1995, 2091; A 2009, 1726)

NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.  If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011, 2815; 2013, 1288)

NRS 92A.500  Assessment of costs and fees in certain legal proceedings.

1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

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2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.  To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68.

(Added to NRS by 1995, 2092; A 2009, 1727; 2015, 2566)

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SCHEDULE I

TO APPENDIX D

DEMAND FOR PAYMENT BY A DISSENTING STOCKHOLDER

The undersigned is the owner of the following number of shares of capital stock of Rich Pharmaceuticals, Inc. and hereby demands payment for the same:

Common Stock:________________________________

Series A Preferred Stock:_________________________

The undersigned represents and warrants that the foregoing shares are all of the shares of capital stock of Rich Pharmaceuticals, Inc. beneficially owned by the undersigned, except that if the undersigned is a nominee holder this Form for Demanding Payment by a Dissenting Stockholder is accompanied by a certification by each beneficial stockholder that both the beneficial owner and the record holders of all shares of common stock owned beneficially by the beneficial owner have asserted, or will timely assert, dissenter’s rights as to all the shares beneficially owned by the beneficial owner.

By initialing in the box to the right of this statement, the undersigned, or the person on whose behalf the undersigned is asserting dissenters’ rights, hereby certifies that the undersigned acquired ownership of the foregoing shares before February __, 2018, the date of the first announcement of the terms of the reincorporation in the Information Statement on Form 14C (Any failure to so initial will be interpreted as a failure to provide this certification).	______

Dissenters’ rights payments with respect to the shares identified above should be sent to the following address:

Signature:_______________________________________

Name of Record Holder:____________________________

Name of Beneficial Holder:__________________________

Date:__________________________________________

NOTE: THIS DEMAND MUST BE RECEIVED BY RICH PHARMACEUTICALS, INC. AT 9595 Wilshire Blvd. Suite 900 Beverly Hills, CA 90212, ON OR BEFORE APRIL 16, 2018. FAILURE TO DELIVER THE DEMAND BY THE DATE INDICATED WILL WAIVE ALL RIGHTS THAT THE STOCKHOLDER HAS TO DISSENT. THIS DEMAND MUST BE ACCOMPANIED BY THE CERTIFICATES WITH RESPECT TO WHICH DISSENT AND PAYMENT DEMAND IS BEING MADE.

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